                                 EXHIBIT (15)(B)

         FORM OF REVISED SCHEDULE A TO THE RE-EXECUTED DISTRIBUTION AND
          SHAREHOLDER SERVICES PLAN - CLASS A AND SERVICE CLASS SHARES
            BETWEEN THE REGISTRANT AND THE ONE GROUP SERVICES COMPANY

                                SCHEDULE A TO THE
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                          BETWEEN THE ONE GROUP(R) AND
                           ONE GROUP SERVICES COMPANY

Name of Fund
------------

Class A Shares:

         U.S. Treasury Securities Money Market Fund
         Prime Money Market Fund
         Municipal Money Market Fund
         Ohio Municipal Money Market Fund
         Income Equity Fund Disciplined Value Fund
         Growth Opportunities Fund
         International Equity Index Fund
         Equity Index Fund
         Large Company Value Fund
         Large Company Growth Fund
         Asset Allocation Fund
         Income Bond Fund
         Limited Volatility Bond Fund
         Intermediate Bond Fund
         Government Bond Fund
         Government ARM Fund
         Municipal Income Fund
         Intermediate Tax-Free Bond Fund
         Ohio Municipal Bond Fund
         Texas Tax-Free Bond Fund
         West Virginia Tax-Free Bond Fund
         Kentucky Municipal Bond Fund
         Arizona Tax-Free Bond Fund
         Treasury Money Market Fund
         Treasury Only Money Market Fund
         Government Money Market Fund
         Tax Exempt Money Market Fund
         Institutional Prime Money Market Fund
         Louisiana Municipal Bond Fund
         Value Growth Fund
         Gulf South Growth Fund

Service Class Shares:

         U.S. Treasury Securities Money Market Fund
         Prime Money Market Fund


THE ONE GROUP(R)                               ONE GROUP SERVICES COMPANY

By:__________________________                  By:__________________________
Title:_______________________                  Title:_______________________
Date:________________________                  Date:________________________



                                       -8-